UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

REALBIZ MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

9711 Washingtonian Boulevard, #550

Gaithersburg, MD 20850

(Address of principal executive offices) (zip code)

(908) 758-3787

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2017, RealBiz Media Group, Inc. filed an amendment to its Certificate of Incorporation to increase its authorized common stock from 250,000,000 shares to 1,000,000,000 shares.

A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of the Certificate of Incorporation of RealBiz Media Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealBiz Media Group, Inc.

Dated: April 10, 2017	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer